UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2015

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On October 27, 2015, Baxter International Inc. (the Company) issued an earnings press release for the quarterly period ended September 30, 2015. The press release, including attachments, is furnished as Exhibit 99.1 to this report.

The press release furnished as Exhibit 99.1 contains financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial measures include adjusted operating income, adjusted pre-tax income from continuing operations, adjusted income from continuing operations and adjusted earnings per diluted share, each excluding special items. Special items are excluded because they are highly variable, difficult to predict, and of a size that may substantially impact the Company’s reported operations for a period. Non-GAAP financial measures may provide a more complete understanding of the Company’s operations and can facilitate a fuller analysis of the Company’s results of operations, particularly in evaluating performance from one period to another. In addition, beginning with the first quarter of 2014, the Company has reported adjusted earnings measures excluding intangible asset amortization expense. Intangible asset amortization is excluded as a special item to facilitate an evaluation of current and past operating performance, particularly in terms of cash returns, and is similar to how management internally assesses performance.

Management believes that non-GAAP earnings measures, when used in conjunction with the results presented in accordance with GAAP and the reconciliations to corresponding GAAP financial measures, may enhance an investor’s overall understanding of the Company’s past financial performance and prospects for the future. Accordingly, management uses these non-GAAP measures internally in financial planning, to monitor business unit performance, and in some cases for purposes of determining incentive compensation.

The Company strongly encourages investors to review its consolidated financial statements and publicly filed reports in their entirety and cautions investors that the non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 27, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2015

BAXTER INTERNATIONAL INC.

/s/ James K. Saccaro
By:	James K. Saccaro
Corporate Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated October 27, 2015.